                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
         Distribution Date of July 23, 1999 for the Collection Period of
                        June 1 through June 30, 1999

POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                         1,099,937,045.30
Discounted Principal Balance                                                  1,099,937,045.30
Servicer Advance                                                                  2,144,779.34
Servicer Payahead                                                                 3,039,194.68
Number of Contracts                                                                     49,144
Weighted Average Lease Rate                                                               7.74%
Weighted Average Remaining Term                                                           38.7
Servicing Fee Percentage                                                                  1.00%

POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                                              1,099,853,639.23
  Discounted Principal Balance                                                1,099,851,992.17
  Servicer Advances                                                               2,978,763.35
  Servicer Pay Ahead Balance                                                      3,002,792.35
  Maturity Advances Outstanding                                                             --
  Number of Current Contracts                                                           54,501
  Weighted Average Lease Rate                                                             7.59%
  Weighted Average Remaining Term                                                         22.1



----------------------------------------------------------------------------------------------
RESERVE FUND:
 Initial Deposit Amount                                                          41,247,639.20
 Specified Reserve Fund Percentage                                                        5.50%
 Specified Reserve Fund Amount                                                   60,496,537.49
 Specified Reserve Fund Percentage (IF CONDITION I, II OR III MET)                        6.50%
 Specified Reserve Fund Amount (IF CONDITION I, II OR III MET)                   71,495,907.94

                                            CLASS A            CLASS B              TOTAL
                                            AMOUNT              AMOUNT              AMOUNT
                                 -------------------------------------------------------------
 Beginning Balance                      59,423,467.49        1,073,070.00        60,496,537.49
 Withdrawal Amount                                 --                  --                   --
 Transferor Excess                       1,998,397.89                             1,998,397.89
                                 --------------------------------------------------------------
 Ending Balance                         61,421,865.38        1,073,070.00        62,494,935.38
 Specified Reserve Fund Balance         59,423,467.49        1,073,070.00        60,496,537.49
                                 -------------------------------------------------------------
 Release to Transferor                   1,998,397.89                  --         1,998,397.89
 Cumulative Withdrawal Amount                      --                  --                   --
----------------------------------------------------------------------------------------------



LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                 VEHICLES
                                                             --------
 Liquidated Contracts                                          157
                                                               ---
 Discounted Principal Balance                                                    3,121,821.75
 Net Liquidation Proceeds                                                       (2,700,113.13)
 Recoveries - Previously Liquidated Contracts                                      (40,024.23)
                                                                            ------------------
 Aggregate Credit Losses for the Collection Period                                 381,684.39
                                                                            ==================
 Cumulative Credit Losses for all Periods                                        3,993,778.80
                                                                            ==================
 Repossessed in Current Period                                  69
                                                                 --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                     ANNUALIZED AVERAGE
FOR EACH COLLECTION PERIOD:                                                 CHARGE-OFF RATE
                                                                          ---------------------
 Second Preceding Collection Period                                                    0.59%
 First Preceding Collection Period                                                     0.44%
 Current Collection Period                                                             0.42%

----------------------------------------------------------------------------------------------
CONDITION (I)I (CHARGE-OFF RATE)
-------------
Three Month Average                                                                       0.48%
Charge-off Rate Indicator ( > 1.25%)                                         condition not met
-----------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                 PERCENT        ACCOUNTS     PERCENT         ANIV
                                                      -------        --------     -------         ----
 31-60 Days Delinquent                                    0.96%        523         0.92%      10,169,208.76
 61-90 Days Delinquent                                    0.06%         35         0.06%         637,818.93
 Over 90 Days Delinquent                                  0.02%         13         0.03%         336,358.78
                                                                      ------                   -------------
 Total Delinquencies                                                   571                    11,143,386.47
                                                                      =======                 =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
 Second Preceding Collection Period                                                                    0.08%
 First Preceding Collection Period                                                                     0.09%
 Current Collection Period                                                                             0.09%

------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                                    0.09%
Delinquency Percentage Indicator ( > 1.25%)                                                condition not met
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                             VEHICLES
                                                                        --------
 Matured Lease Vehicle Inventory Sold                                       52                    890,260.58
                                                                            --
 Net Liquidation Proceeds                                                                        (785,072.52)
                                                                                              --------------
 Net Residual Value (Gain) Loss                                                                   105,188.06
                                                                                              ==============
 Cumulative Residual Value (Gain) Loss all periods                                                176,525.21
                                                                                              ==============

                                                                                 AVERAGE           AVERAGE
                                              NUMBER    SCHEDULED   SALE     NET LIQUIDATION      RESIDUAL
                                               SOLD     MATURITIES  RATIO       PROCEEDS            VALUE
                                              ------   -----------  -----    ---------------      --------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
 Second Preceding Collection Period            7           7        100.00%     14,800.47          16,326.70
 First Preceding Collection Period             27        118         22.88%     16,182.14          17,988.00
 Current Collection Period                     52        135         38.52%     15,097.55          17,047.56
 Three Month Average                                                            15,413.88          17,284.14

                                                                                              --------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                        89.18%
                                                                                              --------------
------------------------------------------------------------------------------------------------------------

                                                                               CURRENT PERIOD
CONDITION (III) (RESIDUAL VALUE TEST)                                           AMOUNT/RATIO       TEST MET?
---------------                                                                --------------      ---------
a) Number of Vehicles Sold > 25% of Scheduled Maturities                             38.52%           YES

b) Number of Scheduled Maturities > 500                                               135              NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values     89.18%            NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                        condition not met
------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
         Distribution Date of July 23, 1999 for the Collection Period of
                        June 1 through June 30, 1999

                                                                         CERTIFICATE BALANCE
                                                                         -------------------        CLASS A1         CLASS A2
                                                            TOTAL         PERCENT    BALANCE        BALANCE          BALANCE
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                 98.00%
---------

 Interest Collections                                      8,359,526.73
 Net Investment Income                                        64,366.43
 Non-recoverable Advances                                    (72,771.31)
                                                          --------------
  Available Interest                                       8,351,121.85             8,184,099.42    2,543,442.48    4,365,610.23
 Class A1, A2, A3 Notional Interest Accrual Amount        (4,546,833.33)           (4,546,833.33)  (1,493,541.67)  (2,611,458.33)
 Unreimbursed A1, A2, A3 Interest Shortfall                           -                        -               -               -
 Interest Accrual for Adjusted Class B Certificate Bal.     (390,478.25)             (390,478.25)
 Class B Interest Carryover Shortfall                                 -                                         -
 Servicer's Fee                                             (916,552.82)             (898,221.76)
 Capped Expenses                                             (21,724.55)              (21,290.06)
 Interest Accrual on Class B. Cert. Prin. Loss Amt.                   -                        -
 Uncapped Expenses                                                    -                        -
                                                          --------------         ---------------
 Total Unallocated Interest                                2,475,532.90             2,327,276.01
 Excess Interest to Transferor                                        -            (2,327,276.01)
                                                          --------------          --------------
 Net Interest Collections Available                        2,475,532.90                        -
 Interest Collections Allocated to Losses                   (477,135.00)
 Accelerated Principal Distribution                                   -
                                                          --------------
 Deposit to Reserve Fund                                   1,998,397.89
                                                          --------------
                                                          --------------
 Withdrawal from Reserve Fund                                         -
                                                          --------------
PRINCIPAL:
 Certificate Principal Loss Amounts:
 Current Loss Amount                                        (486,872.45)           (477,135.00)
 Loss Reimbursement from Transferor                          477,135.00             477,135.00
 Loss Reimbursement from Reserve Fund                                 -
                                                          --------------           -------------
 Transferor Ending Certificate Principal Loss Amount          (9,737.45)

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance                                                    -
 Current increase (decrease)                                          -
                                                          --------------
 Ending Balance                                                       -
                                                          --------------
CLASS A INTEREST SUBORDINATED
 Beginning Balance                                                    -
 Current increase (decrease)                                          -
                                                          ---------------
 Ending Balance                                                       -
                                                          ---------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance                                                    -
 Current increase (decrease)                                          -
                                                          ---------------
 Ending Balance                                                       -
                                                          ---------------
CLASS B INTEREST SUBORDINATED:
 Beginning Balance                                                    -
 Current increase (decrease)                                          -
                                                          ---------------
 Ending Balance                                                       -
                                                          ---------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                                        -                        -
 Allocations - Current Period                                         -                        -
 Allocations - Accelerated Principal Distribution                     -                        -
 Allocations - Not Disbursed Beginning of Period                      -                        -
 Allocations - Not Disbursed End of Period                            -                        -               -               -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                             1,998,397.89                         -               -               -
 Allocations - Current Period                              4,937,311.58               4,937,311.58   1,493,541.67    2,611,458.33
 Allocations - Not Disbursed Beginning of Period          14,811,934.74              14,811,934.74   4,480,625.01    7,834,374.99
 Allocations - Not Disbursed End of Period                19,749,246.32              19,749,246.32   5,974,166.68   10,445,833.32
DUE TO TRUST - CURRENT PERIOD:
 Total Deposit to Reserve Fund                                        -
 Due to Trust                                              6,871,343.04               4,872,945.15   1,473,537.96    2,577,123.62
                                                           ---------------           -------------   ------------    ------------
     Total Due To Trust                                    6,871,343.04               4,872,945.15   1,473,537.96    2,577,123.62
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                TRANSFEROR INTEREST
                                                              CLASS A3        CLASS B          ----------------------
                                                              BALANCE         BALANCE          INTEREST     PRINCIPAL
                                                        -------------------------------------------------------------------------
INTEREST:                                                                                           2.00%
---------
 Interest Collections
 Net Investment Income
 Non-recoverable Advances
  Available Interest                                           731,904.05      543,142.65     167,022.44
 Class A1, A2, A3 Notional Interest Accrual Amount            (441,833.33)
 Unreimbursed A1, A2, A3 Interest Shortfall
 Interest Accrual for Adjusted Class B Certificate Bal.                       (390,478.25)
 Class B Interest Carryover Shortfall                                            -
 Servicer's Fee                                                                               (18,331.06)
 Capped Expenses                                                                                 (434.50)
 Interest Accrual on Class B. Cert. Prin. Loss Amt.                              -
 Uncapped Expenses                                                                                     -
                                                                                              -----------

 Total Unallocated Interest                                                                   148,256.88
 Excess Interest to Transferor                                                              2,327,276.01
                                                                                            ------------
 Net Interest Collections Available                                                         2,475,532.89
 Interest Collections Allocated to Losses                                                    (477,135.00)
 Accelerated Principal Distribution                                                                   -
                                                                                           -------------
 Deposit to Reserve Fund                                                                    1,998,397.89
  Withdrawal from Reserve Fund

PRINCIPAL:
 Certificate Principal Loss Amounts:
 Current Loss Amount                                                          (477,135.00)                   (9,737.45)
 Loss Reimbursement from Transferor                                            477,135.00    (477,135.00)
 Loss Reimbursement from Reserve Fund                                                      --------------    ----------
 Transferor Ending Certificate Principal Loss Amount                                         (477,135.00)    (9,737.45)

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance
 Current increase (decrease)

 Ending Balance

CLASS A INTEREST SUBORDINATED
 Beginning Balance
 Current increase (decrease)

 Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
 Beginning Balance
 Current increase (decrease)

 Ending Balance

CLASS B INTEREST SUBORDINATED:
 Beginning Balance
 Current increase (decrease)
 Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:                                                                                 -
 Distribution - Current Period                                                                         -
 Allocations - Current Period
 Allocations - Accelerated Principal Distribution                                                      -
 Allocations - Not Disbursed Beginning of Period
 Allocations - Not Disbursed End of Period                              -               -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
 Distribution - Current Period                                                              1,998,397.89
 Allocations - Current Period                                  441,833.33      390,478.25              -
 Allocations - Not Disbursed Beginning of Period             1,325,499.99    1,171,434.75              -
 Allocations - Not Disbursed End of Period                   1,767,333.32    1,561,913.00              -

DUE TO TRUST - CURRENT PERIOD:
 Total Deposit to Reserve Fund
 Due to Trust                                                  436,077.04      386,206.53   1,998,397.89             -
                                                              -------------  -------------  ------------   -----------
     Total Due To Trust                                        436,077.04      386,206.53   1,998,397.89             -
----------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
         Distribution Date of July 23, 1999 for the Collection Period of
                        June 1 through June 30, 1999


                                                                       CERTIFICATE BALANCE                  CLASS A1
                                                                       -------------------                  --------
                                                     TOTAL             PERCENT     BALANCE              PERCENT      BALANCE
--------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)         1,099,937,045.30
Discounted Principal Balance                  1,099,937,045.30
Initial Notional/Certificate Balance                         -         100.00%     1,077,938,000.00      31.08%    335,000,000.00
Percent of ANIV                                                                               98.00%                        30.46%
Certificate Factor                                                                        1.0000000                     1.0000000
Notional/Certificate Rate                                                                                                   5.350%
Servicer Advance                                  2,144,779.34
Servicer Payahead                                 3,039,194.68
Number of Contracts                                     49,144
Weighted Average Lease Rate                          7.74%
Weighted Average Remaining Term                      38.7
Servicing Fee Percentage                             1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                1,099,863,376.68
Discounted Principal Balance                  1,099,859,993.50
Notional/Certificate Balance                                                       1,077,938,000.00                335,000,000.00
Adjusted Notional/Certificate Balance                                              1,077,938,000.00                335,000,000.00
Percent of ANIV                                                                               98.00%                        30.46%
Certificate Factor                                                                        1.0000000                     1.0000000
Servicer Advances                                 3,312,044.39
Servicer Pay Ahead Balance                        2,576,389.02
Maturity Advances Outstanding                                -
Number of Current Contracts                             54,031
Weighted Average Lease Rate                               7.61%
Weighted Average Remaining Term                           23.1

POOL DATA CURRENT MONTH
 Aggregate Net Investment Value               1,099,853,639.23
 Discounted Principal Balance                 1,099,851,992.17
 Notional/Certificate Balance                                                      1,077,938,000.00                335,000,000.00
 Adjusted Notional/Certificate Balance                                             1,077,938,000.00                335,000,000.00
 Percent of ANIV                                                                              98.00%                        30.46%
 Certificate Factor                                                                       1.0000000                     1.0000000
 Servicer Advances                                2,978,763.35
 Servicer Pay Ahead Balance                       3,002,792.35
 Maturity Advances Outstanding                               -
 Number of Current Contracts                            54,501
 Weighted Average Lease Rate                              7.59%
 Weighted Average Remaining Term                          22.1
----------------------------------------------------------------------------------------------------------------------------------

                                                 CLASS A2                      CLASS A3
                                                 --------                      --------
                                            PERCENT      BALANCE           PERCENT     BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance        53.34%     575,000,000.00       8.94%    96,400,000.00
Percent of ANIV                                                 52.28%                        8.76%
Certificate Factor                                          1.0000000                    1.0000000
Notional/Certificate Rate                                       5.450%                       5.500%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                           575,000,000.00                96,400,000.00
Adjusted Notional/Certificate Balance                  575,000,000.00                96,400,000.00
Percent of ANIV                                                 52.28%                        8.76%
Certificate Factor                                          1.0000000                    1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                         575,000,000.00                96,400,000.00
  Adjusted Notional/Certificate Balance                575,000,000.00                96,400,000.00
  Percent of ANIV                                               52.28%                        8.76%
  Certificate Factor                                        1.0000000                    1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
----------------------------------------------------------------------------------------------------------------------------------

                                                 CLASS B                      TRANSFEROR INTEREST
                                                 -------                      -------------------
                                           PERCENT        BALANCE                    BALANCE
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance         6.64%     71,538,000.00             21,999,045.30
Percent of ANIV                                                 6.50%                     2.00%
Certificate Factor                                         1.0000000
Notional/Certificate Rate                                      6.550%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                           71,538,000.00             21,925,376.68
Adjusted Notional/Certificate Balance                  71,538,000.00             21,925,376.68
Percent of ANIV                                                 6.50%                     2.00%
Certificate Factor                                         1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                         71,538,000.00             21,915,639.23
  Adjusted Notional/Certificate Balance                71,538,000.00             21,915,639.23
  Percent of ANIV                                               6.50%                     2.00%
  Certificate Factor                                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

CURRENT MONTH COLLECTION ACTIVITY                      VEHICLES
---------------------------------                      --------
Principal Collections                                                   10,048,560.23
Prepayments in Full                                       363            7,401,426.97
                                                          ---
Reallocation Payment                                       6               145,928.01
                                                           -
Interest Collections                                                     8,359,526.73
Net Liquidation Proceeds and Recoveries                                  2,740,137.36
Increase (Decrease) in Maturity Advances                                            -
Net Liquidation Proceeds - Vehicle Sales                                   785,072.52
Non-Recoverable Advances                                                   (72,771.31)
                                                                       ---------------
Total Available                                                         29,407,880.51
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                          AMOUNT            ANNUAL AMOUNT
                                                       ------            -------------
 Total Capped Expenses Paid                           21,724.55            195,520.95
 Total Uncapped Expenses Paid                                 -                     -
 Capped and Uncapped Expenses Due                             -                     -

SERVICER'S FEE DUE:
 Servicer's Fee Paid                                 916,552.82
 Servicer's Fee Balance Due                                   -
SUPPLEMENTAL SERVICER'S FEES                         113,225.69
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                    VEHICLES               AMOUNT
                                                     --------              -------
 Beginning Unreinvested Principal Collections                                3,383.18
 Principal Collections & Liquidated Contracts                           21,598,260.09
 Allocation to Subsequent Contracts                    1048            (21,599,996.21)
                                                                       ---------------
 Ending Unreinvested Principal Collections                                   1,647.06
----------------------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
--------------------------------
Holly Pearson, Treasury Manager